FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================

UNAUDITED INTERIM FINANCIAL STATEMENTS

MARCH 31, 1999


Balance Sheets............................................................   1
Statements of Income......................................................   2
Statements of Cash Flows..................................................   3
Notes to Unaudited Interim Financial Statements...........................   4



FINANCIAL GUARANTY INSURANCE
COMPANY                                                                                               BALANCE SHEETS
====================================================================================================================
($ in Thousands)
                                                                           MARCH 31,         DECEMBER 31,
                                                                             1999                 1998
                                                                          ------------       ------------
                                                                          (UNAUDITED)
ASSETS
Fixed maturity securities, available for sale,
 at fair value (amortized cost of
 $2,511,780 in 1999 and $2,519,490 in 1998)                                $2,611,055         $2,663,024
Short-term investments, at cost, which approximates market                     72,610             30,395
Cash                                                                              412                318
Accrued investment income                                                      38,532             40,038
Reinsurance receivable                                                          8,242              8,115
Deferred policy acquisition costs                                              79,497             80,924
Property, plant and equipment net of
 accumulated depreciation of $7,303 in 1999 and $6,981 in 1998                  1,480              1,802
Prepaid reinsurance premiums                                                  148,540            148,366
Prepaid expenses and other assets                                              19,040             11,047
                                                                           ----------         ----------
   Total assets                                                            $2,979,408         $2,984,029
                                                                           ==========         ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                            $608,562           $610,182
Losses and loss adjustment expenses                                            60,001             59,849
Ceded reinsurance payable                                                       2,997              3,129
Accounts payable and accrued expenses                                          46,522             46,764
Current federal income taxes payable                                           82,630             69,542
Deferred federal income taxes payable                                         108,390            122,839
Payable for securities purchased                                                   --                  6
                                                                           ----------         ----------
   Total liabilities                                                          909,102            912,311
                                                                           ----------         ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at March 31,
 1999 and at December 31, 1998: 10,000 shares authorized,
 issued and outstanding                                                        15,000             15,000
Additional paid-in capital                                                    383,511            383,511
Accumulated other comprehensive income, net of tax                             64,375             91,922
Retained earnings                                                           1,607,420          1,581,285
                                                                           ----------         ----------

   Total stockholder's equity                                               2,070,306          2,071,718
                                                                           ----------         ----------

   Total liabilities and stockholder's equity                              $2,979,408         $2,984,029
                                                                           ==========         ==========


        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                     STATEMENTS OF INCOME
================================================================================


($ in Thousands)



                                                    THREE MONTHS ENDED MARCH 31,
                                                    ----------------------------
                                                       1999              1998
                                                    ----------        ----------
                                                             (UNAUDITED)

REVENUES:

Gross premiums written                               $ 28,333          $ 19,831
Ceded premiums                                         (5,657)           (2,144)
                                                     --------          --------

Net premiums written                                   22,676            17,687
Decrease in net unearned premiums                       1,794            12,655
                                                     --------          --------

Net premiums earned                                    24,470            30,342
Net investment income                                  33,869            32,785
Net realized gains                                     17,464            13,083
                                                     --------          --------

   Total revenues                                      75,803            76,210
                                                     --------          --------

EXPENSES:

Losses and loss adjustment expenses                       639             3,921
Policy acquisition costs                                5,359             5,447
Other underwriting expenses                             5,197             5,101
                                                     --------          --------

   Total expenses                                      11,195            14,469
                                                     --------          --------

Income before provision for federal income taxes       64,608            61,741

Provision for federal income taxes                     13,473            13,975
                                                     --------          --------

   Net income                                        $ 51,135          $ 47,766
                                                     ========          ========



        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                 STATEMENTS OF CASH FLOWS
================================================================================

($ in Thousands)
                                                    THREE MONTHS ENDED MARCH 31,
                                                    ----------------------------
                                                          1999          1998
                                                    --------------  ------------
                                                             (UNAUDITED)

OPERATING ACTIVITIES:

Net income                                              $  51,135    $  47,766
Adjustments to reconcile net income to net
cash provided by operating activities:
Provision for deferred income taxes                           385          211
Amortization of fixed maturity securities                   1,055          895
Policy acquisition costs deferred                          (3,932)      (4,996)
Amortization of deferred policy acquisition costs           5,359        5,447
Depreciation of fixed assets                                  323          365
Change in reinsurance receivable                             (127)        (341)
Change in prepaid reinsurance premiums                       (174)       5,281
Foreign currency translation adjustment                     1,880         (215)
Change in accrued investment income, prepaid
expenses and other assets                                  (6,487)       6,920
Change in unearned premiums                                (1,620)     (17,880)
Change in losses and loss adjustment expense reserves         152        3,306
Change in other liabilities                                  (374)      (7,095)
Change in current income taxes payable                     13,088       35,961
Net realized gains on investments                         (17,464)     (13,083)
                                                        ---------    ---------

Net cash provided by operating activities                  43,199       62,542
                                                        ---------    ---------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities          278,495      209,199
Purchases of fixed maturity securities                   (254,385)    (231,426)
Sales or maturities (purchases) of short-term
  investments, net                                        (42,215)     (40,240)
                                                        ---------    ---------

Net cash used for investing activities                    (18,105)     (62,467)
                                                        ---------    ---------

FINANCING ACTIVITIES:

Dividends paid                                            (25,000)        --
                                                        ---------    ---------
Net cash provided by financing activities                 (25,000)        --
                                                        ---------    ---------

Increase in cash                                               94           75
Cash at beginning of period                                   318          802
                                                        ---------    ---------

Cash at end of period                                   $     412    $     877
                                                        =========    =========



        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS
================================================================================


March 31, 1999 and 1998
(Unaudited)


     (1)  BASIS OF PRESENTATION

          The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 1999 and 1998, (b) the financial position at March 31, 1999 and December 31, 1998, and (c) cash flows for the three months ended March 31, 1999 and 1998.

          These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1998 audited financial statements.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2)  STATUTORY ACCOUNTING PRACTICES

          The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                           NOTES TO FINANCIAL STATEMENTS
================================================================================
The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:


                                                                                 THREE MONTHS ENDED MARCH 31,
                                                      -----------------------------------------------------------------------------
                                                                     1999                                1998
                                                      ------------------------------------       ----------------------------------
                                                           NET             STOCKHOLDER'S             NET            STOCKHOLDER'S
                                                         INCOME               EQUITY                INCOME              EQUITY
                                                      --------------       ---------------       -------------     ----------------
GAAP basis amount                                        $51,135             $2,070,306           $47,766            $1,986,327

Premium revenue recognition                               (4,274)              (199,429)             (619)             (181,828)

Deferral of acquisition costs                              1,427                (79,497)              451               (85,835)

Contingency reserve                                           --               (637,755)               --              (555,538)

Non-admitted assets                                           --                 (1,179)               --                (2,313)

Case-basis losses incurred                                  (419)                  (346)              188                (1,684)

Portfolio loss reserves                                    1,000                 33,900             1,400                30,400

Deferral of income tax                                       384                 73,562               211                72,272

Unrealized gains on fixed maturity securities
   held at fair value, net of taxes                           --                (64,528)               --               (70,446)

Profit commission                                            368                 (5,683)             (133)               (7,522)

Provision for unauthorized reinsurance                        --                    (37)               --                    --

Contingency reserve tax deduction                             --                 74,059                --                72,409

Allocation of tax benefits due to Parent's
   net operating loss to the Company                          78                 11,247                42                10,958
                                                         -------             ----------           -------            ----------

Statutory basis amount                                   $49,699             $1,274,620           $49,306            $1,267,200
                                                         =======             ==========           =======            ==========


FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

          (3)  DIVIDENDS

               Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

               o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1999.

               o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

               The amount of the Company's surplus available for dividends during 1999 is approximately $127.5 million.

               The Company declared a $25.0 million dividend during the first quarter of 1999.

          (4)  INCOME TAXES

               The Company's effective Federal corporate tax rate (20.9 percent and 22.6 percent for the three months ended March 31, 1999 and 1998, respectively) is less than the statutory corporate tax rate (35 percent in 1999 and 1998) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

          (5)  REINSURANCE

               In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $5.5 million and $7.4 million, respectively, for the three months ended March 31, 1999 and 1998.

          (6)  COMPREHENSIVE INCOME

               In June 1997, the Financial Accounting Standards Board issued statement No. 130, "Reporting Comprehensive Income", which requires enterprises to disclose comprehensive income and its components. Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

March 31, 1999 and 1998
(Unaudited)


                                                       FOR THE THREE MONTHS
                                                          ENDED MARCH 31,
                                                     -------------------------
                                                       1999             1998
                                                     --------         --------

Net income                                           $ 51,135         $ 47,766
Other comprehensive income:
 Change in unrealized investment gains,
  net of taxes                                        (28,769)         (14,241)
 Change in foreign exchange gains,
  net of taxes                                          1,221             (140)
                                                     --------         --------
Comprehensive income                                 $ 23,587         $ 33,385
                                                     ========         ========

          (7)  YEAR 2000 READINESS DISCLOSURE

               The inability of business processes to continue to function correctly after the beginning of the Year 2000 could have serious adverse effects on companies and entities throughout the world. FGIC recognizes the seriousness of the Year 2000 issue and has developed an action plan to mitigate Year 2000 issues in their information systems, products, facilities and suppliers. The action plan has been reviewed by senior management at the Company and GE Capital Services internal audit staff. Our progress is closely monitored by GE Capital's Year 2000 Program Management Office.

               The action plan is divided into four phases: (1) define/measure - identify and inventory possible sources of Year 2000 issues; (2) analyze - determine the nature and extent of Year 2000 issues and develop project plans to address those issues; (3) improve - execute project plans and perform a majority of the testing; and
               (4) control - complete testing, continue monitoring readiness and complete necessary contingency plans.

               The action plan includes solutions which are appropriate to the specific situations. Some systems have been upgraded to new systems (or to new releases of existing systems) which are Year 2000 ready. Remediation of FGIC's applications is complete. Year 2000 system testing is currently in progress; we expect to be completed mid-1999. The cost of addressing such matters will not have a material impact on the business, operations, or financial condition of the Company.

               Business operations are also dependent on the Year 2000 readiness of infrastructure suppliers in areas such as utilities, communications, transportation and other services. The likelihood and effects of failures in infrastructure systems and in the supply chain cannot be estimated. However, with respect to operations under its direct control, management does not expect, in view of its Year 2000 action plan, that occurrences of Year 2000 failures will have a material adverse effect on the financial position, results of operations or liquidity.

               We are in the process of updating our Business Contingency and Disaster Recovery Plans, as appropriate. We expect these plans to be completed and tested by mid-1999.

                                    EXHIBIT A

                         APPROVED FINANCIAL INFORMATION
                              AS OF MARCH 31, 1999

As of March 31, 1999, December 31, 1998, and December 31, 1997, the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $276.6 billion, $268.1 billion, and $230.2 billion par value of securities, respectively (of which approximately 86 percent, 86 percent and 86 percent, respectively constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.28 billion, $2.25 billion and $2.14 billion, respectively. As of March 31, 1999, the Certificate Insurer had reinsured approximately 22 percent of the risks it had written, 30 percent through quota share reinsurance, 20 percent through excess of loss reinsurance, and 50 percent through facultative arrangements.

CAPITALIZATION

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1997, December 31, 1998, and March 31, 1999, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since March 31, 1999.


                                                                        UNAUDITED
                                        DECEMBER 31,   DECEMBER 31,     MARCH 31,
                                       -------------  -------------   -------------
                                           1997           1998            1999
                                       -------------  -------------   -------------
                                       (IN MILLIONS)  (IN MILLIONS)   (IN MILLIONS)
Unearned Premiums                         $  629        $  610          $  609
Other Liabilities                            250           302             300
     Stockholder's Equity (1)
     Common Stock                             15            15              15
     Additional Paid-in Capital              384           384             384
     Accumulated Other Comprehensive
        Income                                84            92              64
     Retained Earnings                     1,470         1,581           1,607
                                          ------        ------          ------
Total Stockholder's Equity                 1,953         2,072           2,070
                                          ------        ------          ------
Total Liabilities and
  Stockholder's Equity                    $2,832        $2,984          $2,979
                                          ======        ======          ======

------------------

     (1) Components of Stockholder's Equity have been restated for all periods presented to reflect "Accumulated Other Comprehensive Income" in accordance with the Statement of Financial Accounting Standards No. 130 "Reporting Comprehensive Income" adopted by the Certificate Insurer effective January 1, 1998. As this new standard only requires additional information in the financial statements, it does not affect the Certificate Insurer's financial position or results of operations.

For further financial information concerning the Certificate Insurer, see the audited financial statements and the unaudited interim financial statements of the Certificate Insurer included as Appendix A and Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the State of New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.